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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2006

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 1.  Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

Item 1.02   Termination of a Material Definitive Agreement

Item 1.03   Bankruptcy or Receivership.

            --- No Disclosure Necessary ---

Section 2.  Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets

Item 2.02   Results of Operations and Financial Condition

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04   Triggering Events That Accelerate or Increase a Direct Financial

            Obligation or an Obligation under an Off-Balance Sheet Arrangement

Item 2.05   Costs Associated with Exit or Disposal Activities.

Item 2.06   Material Impairments.

            --- No Disclosure Necessary ---

Section 3.  Securities and Trading Markets

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing

            Rule or Standard; Transfer of Listing

Item 3.02   Unregistered Sales of Equity Securities

Item 3.03   Material Modification to Rights of Security Holders

            --- No Disclosure Necessary ---

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant’s Certifying Accountant

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a

            Related Audit Report or Completed Interim Review

            --- No Disclosure Necessary ---

Section 5.  Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

Item 5.02   Departure of Directors or Principal Officers;

            Election of Directors; Appointment of Principal Officers.

Item 5.03   Amendments to Articles of Incorporation/Bylaws; Change in Fiscal Year.

Item 5.04   Temporary Trading Suspension Under Registrant’s Employee Benefit Plans.

Item 5.05   Amendments to the Registrant’s Code of Ethics, or

            Waiver of a Provision of the Code of Ethics.

            --- No Disclosure Necessary ---

Section 6.  Asset-Backed Securities

Item 6.01  ABS Informational and Computational Material

Item 6.02  Change of Servicer or Trustee

Item 6.03  Change in Credit Enhancement or Other External Support

Item 6.04  Failure to Make a Required Distribution

Item 6.05  Securities Act Updating Disclosure

           --- No Disclosure Necessary ---

Section 7.  Regulation FD

Item 7.01   Regulation FD Disclosure.

The Company has been a “foreign private issuer” eligible to file its annual report under Form 20-F since its incorporation.  The shareholder’s list compiled in October 2005 for the Company’s Annual General Meeting of Shareholders revealed that the majority of issued/outstanding shares were held by investors resident in the United States.  This natural migration of share ownership from Canada to the United States has resulted in the Company no longer meeting the qualifications defining a “foreign private issuer”.  The SEC filing requirements would normally make this distinction effective as of the end of the Company’s fiscal year, June 30, 2006.  The Company has elected to begin filing using the forms applicable to USA filers effective with this Form 8-K and a Form 10-QSB for the six-month interim fiscal period ending 12/31/2005.

Section 8.  Other Events

Item 8.01   Other Events.

            --- No Disclosure Necessary ---

Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

            --- No Disclosure Necessary ---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2006         International Barrier Technologies Inc.

                               (Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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